SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARMSTRONG WORLD INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
ARMSTRONG WORLD INDUSTRIES, INC.
2023 Annual Meeting
Vote by June 14, 2023
11:59 PM ET
ARMSTRONG WORLD INDUSTRIES, INC.
AUSTIN K. SO
2500 COLUMBIA AVENUE
LANCASTER, PA 17603
V13956-P93074
You invested in ARMSTRONG WORLD INDUSTRIES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2023.
Get informed before you vote
View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
June 15, 2023
11:00 AM EDT
Virtually at:
www.virtualshareholdermeeting.com/AWI2023
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board Recommends
1. Election of Directors
Nominees:
01) Victor D. Grizzle
02) Richard D. Holder
03) Barbara L. Loughran
04) James C. Melville
05) William H. Osborne
06) Wayne R. Shurts
07) Roy W. Templin
08) Cherryl T. Thomas
2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2023.
3. To approve, on an advisory basis, our executive compensation program.
4. To approve, on an advisory basis, the frequency with which shareholders will be presented with a non-binding proposal to approve the compensation of our named executive officers.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof. In their discretion, the proxy holders are authorized to vote such other business as may properly come before the meeting or any postponement or adjournment thereof.
For
For
For
Year
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V13957-P93074